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[LOGO FARMERS INSURANCE GROUP]          FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                        Variable Policy Service Office
                                        P.O. Box 724208, Atlanta, GA 31139
                                        Phone: 1-800-472-7101
                                        Fax: (770) 226-8620



February 24, 2004



Dear Valued Client:

I am pleased to provide you with the annual fund reports for the investment options offered by your LifeAccumulator Variable Life policy. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call your Financial Consultant or our Service Center toll-free, at (800) 472-7101.

We appreciate and value your business, and look forward to serving you in the future.


Sincerely,


/s/ C. Paul Patsis
C. Paul Patsis
President




The following documents accompany this letter to contract owners:

Document 1. The Annual Report of Scudder Investments VIT Funds dated December 31, 2003, that was filed with the Securities and Exchange Commission on March 10, 2004 (File No. 811-07507).

Document 2. The Annual Report of WM Variable Trust dated December 31, 2003, that was filed with the Securities and Exchange Commission on March 5, 2004 (File No. 811-07462).

     The broker-dealer that sold you this variable life insurance policy is
                 WM Financial Services (WMFS), member NASD/SIPC
                  P.O. Box 19399, Irvine, CA 92623 800-888-0055
  WMFS is an affiliate of Washington Mutual Inc. and its banking subsidiaries.
               Variable Life Insurance Policies sold by WMFS are:



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    - NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE - NOT A DEPOSIT -
                  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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